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EXHIBIT 10.26

ADDENDUM ELEVEN
TO THE
SOFTWARE LICENSE AGREEMENT
BETWEEN
DELL PRODUCTS, LP
AND
COMMVAULT SYSTEMS, INC.

This Addendum Eleven (“Addendum”) to the Software License Agreement dated December 17, 2003 (the “Agreement”) is entered into by and between Dell Global BV (Singapore Branch) incorporated in The Netherlands with limited liability, operating through its Singapore branch on behalf of itself and the subsidiaries and affiliates of Dell Inc. (hereinafter “Dell”), and CommVault Systems, Inc., (hereinafter “CommVault”), a Delaware corporation having a principal place of business at 2 Crescent Place, Oceanport, New Jersey 07757 (hereinafter “Licensor”) and is effective as of the 9th day of April, 2009 (the “Effective Date”).

RECITALS

WHEREAS, CommVault and Dell entered into the Agreement through which CommVault granted Dell various rights to distribute certain CommVault software products;

WHEREAS, CommVault and Dell wish to amend the Agreement and replace all Pricing Supplements, as set forth in Addendum #10 dated October 1, 2008 and also wish to modify the rebate and MDF provisions set forth in Addendum #9 dated September 1, 2008.

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and CommVault agree as follows:

The rebate and MDF terms introduced in Addendum #9, and the pricing terms introduced in Addendum #10, shall be deleted in their entirety and replaced with the following:

1.  Quarterly Rebate.

For Licensed Products distributed by Dell (with the exception of [***] for which rebates provided for herein shall not apply), Dell shall earn a rebate equal to [***] (“Rebate Percentage”) of the aggregate quarterly royalties paid by Dell, as reported on the royalty report. For the purposes of clarification, the royalties due per copy of the Licensed Product shipped are as shown in the “Total” column (column E) in Exhibit A attached hereto. Dell shall have the right to deduct the aggregate quarterly rebate amount due to Dell from Dell’s quarterly royalty payment to CommVault. For clarification, Volume Purchase Agreement (“VPA”) and Enterprise License Agreement (“ELA”) transactions are excluded from the definition of Licensed Products for the purposes of the Rebate Percentage only.

2.  Quarterly MDF

For all Licensed Products distributed by Dell, Dell shall earn MDF equal to [***] (“MDF Percentage”) of the aggregate quarterly software royalties paid by Dell, (column C of Exhibit A) as reported on the royalty report. For clarification, VPA and ELA transactions are excluded from the definition of Licensed Products for the purposes of the MDF Percentage only.

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2.1  Terms and conditions of MDF

i. Licensor will provide the MDF in the form of reimbursement for specific, identifiable and mutually agreed marketing expenses incurred by Dell and/or Licensor.

ii. The parties shall meet quarterly to determine the subsequent period marketing activities to which the Quarterly MDF shall be applied (“Reimbursable Activities”). The MDF may only be applied to Reimbursable Activities approved by Licensor.

iii. Dell will provide backup documentation supporting its payment requests for Reimbursable Activities. Dell payment requests shall be consistent with the Proof of Compliance form, attached as Exhibit B to this Addendum. Licensor may only request backup documentation in accordance with the Proof of Compliance form in Exhibit B and relative to Dell’s current or past immediate quarter’s marketing activities. Licensor reserves the right to deny any claims where required documentation for reimbursement is not available or incomplete. Licensor shall provide email acceptance from a designated authorized person of Proof of Compliance forms submitted by Dell. Upon acceptance, the Proof of Compliance form shall constitute Dell’s invoice to Licensor, and the MDF reimbursement shall be payable to Dell thirty (30) days following the date the Proof of Compliance was originally submitted by Dell. In the event expenses are incurred by Licensor, which are to be reimbursed from the MDF fund, the above process shall apply with the parties’ roles reversed.

iv. The MDF is provided at the sole discretion of Licensor. Licensor reserves the right to cancel the MDF with ninety (90) days notice to Dell. Licensor reserves the right, upon request, to audit the reimbursement process and/or the expenses submitted for reimbursement.

3.  Any and all Pricing Supplements to the Agreement are hereby replaced in their entirety with the attached Exhibit A to this Addendum. Dell’s cost for the products and skus listed in Exhibit A (“OEM Cost”) shall be a minimum of [***] than the cost at which CommVault makes available the equivalent or comparable products and skus listed on the Dell Direct Supplier Agreement with CommVault, dated August 2, 2008, as such may be amended from time to time by the parties (“S&P Cost”), such that if at any time the difference between the S&P Cost and the OEM Cost is less than [***], the OEM Cost shall be immediately lowered to maintain this requirement.

No other changes or modification are intended by this Addendum. All other terms and conditions of the Agreement are in effect.

Any capitalized terms defined in this Addendum are specific to this Addendum only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Addendum, the capitalized terms in this Addendum are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives effective as of the date first set forth above.

SIGNATURE PAGE

COMMVAULT SYSTEMS, INC.	DELL GLOBAL BV (SINGAPORE BRANCH)

By: /s/ David R. West Name: David West Title: VP, Marketing & Business Devel.	By: /s/ Richard A. Conrad Name: Richard A. Conrad Title: Vice President, Worldwide Procurement, SDC

Date: April 21, 2009	Date: April 21, 2009

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Exhibit A
Pricing Supplement

A	B	C		D		E
Annual
Maintenance
protection
DELL				includes L2 & L3
SKU	SKU Description	Dell SW Cost		Support		Total

SKU1	CommVault CommServe (Master Server)	$	[***]	$	[***]	$	[***]
SKU2	CommVault Media Server (incl client agent)	$	[***]	$	[***]	$	[***]
SKU3	CommVault iSCSI Media Server (incl client agent)	$	[***]	$	[***]	$	[***]
SKU4	CommVault LAN Drive Pack	$	[***]	$	[***]	$	[***]
SKU5	CommVault SAN Drive Pack	$	[***]	$	[***]	$	[***]
SKU6	CommVault Client Agent (File System iDA) or AD Agent	$	[***]	$	[***]	$	[***]
SKU7	CommVault Application Agent for Windows (Exchange, SQL, SPPS, MySQL, OCS, Oracle, Notes, GroupWise)	$	[***]	$	[***]	$	[***]
SKU8	CommVault Application Agent for Unix (Oracle, SAP, DB2, Informix, Sybase)	$	[***]	$	[***]	$	[***]
SKU9	CommVault Standard Disk Option 1 TB	$	[***]	$	[***]	$	[***]
SKU10	CommVault Deduplication to Disk (Advanced Disk Option) 1 TB	$	[***]	$	[***]	$	[***]
SKU11	CommVault Deduplication to Disk & Tape (Consolidated Data Storage Option) 1 TB	$	[***]	$	[***]	$	[***]
SKU12	CommVault Upgrade to Deduplication 1TB (STD to Advanced or Advanced to CDSO)	$	[***]	$	[***]	$	[***]
SKU13	CommVault Gridstor for Master Server	$	[***]	$	[***]	$	[***]
SKU14	CommVault Gridstor for Media Server	$	[***]	$	[***]	$	[***]
SKU15	CommVault Universal Client Access License (CAL)	$	[***]	$	[***]	$	[***]
SKU16	CommVault Content Director CAL Upgrade	$	[***]	$	[***]	$	[***]
SKU17	CommVault Workstation Backup Agents (25 pack)	$	[***]	$	[***]	$	[***]
SKU18	CommVault Client Agent for VM Guest OS or Virtual Node or SRM	$	[***]	$	[***]	$	[***]
SKU19	CommVault Virtual Infrastructure Host	$	[***]	$	[***]	$	[***]
SKU20	CommVault Data Replicator (CDR)	$	[***]	$	[***]	$	[***]
SKU21	CommVault CommCell Encryption Enabler	$	[***]	$	[***]	$	[***]
SKU22	CommVault Secondary Copy Encryption (per Media Server)	$	[***]	$	[***]	$	[***]
SKU23	CommVault Snap Backup Enabler or SRM Storage Server	$	[***]	$	[***]	$	[***]
SKU24	CommVault Offline Mining Tool Bundle	$	[***]	$	[***]	$	[***]
SKU25	CommVault Exchange Mining Tool	$	[***]	$	[***]	$	[***]
SKU26	CommVault Content Indexing — Online Data	$	[***]	$	[***]	$	[***]
SKU27	CommVault Content Indexing — Offline Data	$	[***]	$	[***]	$	[***]
SKU28	CommVault Content Indexing — Server Node	$	[***]	$	[***]	$	[***]

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A	B	C		D		E
Annual
Maintenance
protection
DELL				includes L2 & L3
SKU	SKU Description	Dell SW Cost		Support		Total

SKU29	CommVault Content Indexing — Admin / Web Server	$	[***]	$	[***]	$	[***]
SKU30	Dell Maintenance — $1	$	[***]	$	[***]	$	[***]
SKU31	Dell Maintenance — $10	$	[***]	$	[***]	$	[***]
SKU32	Dell Maintenance — $100	$	[***]	$	[***]	$	[***]
SKU33	Dell Maintenance — $1000	$	[***]	$	[***]	$	[***]
SKU34	Dell Software — $1 SKU	$	[***]	$	[***]	$	[***]
SKU35	Dell Software — $10 SKU	$	[***]	$	[***]	$	[***]
SKU36	Dell Software — $100 SKU	$	[***]	$	[***]	$	[***]
SKU37	Dell Software — $1000 SKU	$	[***]	$	[***]	$	[***]
SKU38	Dell Software — $10000 SKU	$	[***]	$	[***]	$	[***]
SKU39	CommVault Exchange MB or File Archiving Bundle — 150 CALS	$	[***]	$	[***]	$	[***]
SKU40	CommVault Exchange Compliance or SharePoint or NAS Archiving	$	[***]	$	[***]	$	[***]
SKU41	CommVault Simpana 5 Server Bundle	$	[***]	$	[***]	$	[***]
SKU42	CommVault Simpana 5 Server Bundle w/Deduplication	$	[***]	$	[***]	$	[***]
SKU43	Remote Office Dedupe Bundle	$	[***]	$	[***]	$	[***]
SKU44	CommVault Snapshot Client Bundle	$	[***]	$	[***]	$	[***]
SKU45	CommVault 5 Server Bundle — Dell Channel	$	[***]	$	[***]	$	[***]

Annual
Maintenance
protection
DELL				includes L2 & L3
SKU	SKU Description	Dell SW Cost		Support		Total

ESKU1	Galaxy Express File Server Edition:	$	[***]	$	[***]	$	[***]
ESKU2	CommVault Express E-mail & Database Server Edition	$	[***]	$	[***]	$	[***]
ESKU3	CommVault Express Virtual Server Edition	$	[***]	$	[***]	$	[***]
ESKU4	CommVault Express Application Agent (incl Client Agent) — For Express only	$	[***]	$	[***]	$	[***]
ESKU5	CommVault Express Client Agent — For Express only	$	[***]	$	[***]	$	[***]
ESKU6	Upgrade key to unlock Galaxy Express to Galaxy	$	[***]	$	[***]	$	[***]

Annual
Maintenance
protection
DELL				includes L2 & L3
SKU	SKU Description	Dell SW Cost		Support	Total

MSKU1	PowerVault DL2000 — Standard Bundle	$	[***]	$ [***]	$	[***]
MSKU2	PowerVault DL2000 — Advanced Bundle	$	[***]	$ [***]	$	[***]
MSKU3	3TB Upgrade from Disk Dedupe to Disk + Tape Dedupe	$	[***]	$ [***]	$	[***]

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EXHIBIT B

MDF PROOF OF COMPLIANCE FORM

Fiscal Year:

Fiscal Quarter:

Segment:

Program Name:

Program Description:

Program Owner:

Program Objective:

Program Deliverables:

Partner Payment Details:

Proof of Compliance (POC) Details:

POC Owner:

Contact Information:

Name:

Participant Address:

City	State	Zip

Marketing Contact:		Phone

Marketing Contact Title:		Fax

Email

Bill To Information:

Name:

Bill to Address

City	State	Zip

Accounting Contact Accounts Payable		Bill to Phone

Bill to Fax

Is PO # required for invoicing? YES NO If yes, please provide PO#:

Price:

Program Name:

Dell Contact:

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